UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

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WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the Registration Statement on Form S-4 (File Number 333-197913) filed by Westmoreland Coal Company (the “Company”) with the Commission, the Company is filing as Exhibit 99.1 hereto audited financial statements of its recently acquired Canadian subsidiaries, Prairie Mines & Royalty Ltd. and Coal Valley Resources, Inc., as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013.  The report of the auditors on the financial statements, which was previously filed in connection with the consummation of the acquisition in April of 2014, has been updated by Deloitte LLP in accordance with PCAOB standards and is included within the historical financial information incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Please see Financial Statements included in Exhibit 99.1 hereto

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Historical Financial Information of Prairie Mines & Royalty Ltd. and Coal Valley Resources, Inc. for the three year-period ended December 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: August 20, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Historical Financial Information of Prairie Mines & Royalty Ltd. and Coal Valley Resources, Inc. for the three year-period ended December 31, 2013